Note 7 - Income Taxes	9 Months Ended
Sep. 30, 2020
Notes
Note 7 - Income Taxes

Note 7 – Income Taxes

The Company has elected to be, and is, treated as an S corporation for income tax reporting purposes. Taxable income or loss of an S corporation is passed through to and included in the individual tax returns of the shareholders of the Company, rather than being taxed at the corporate level. Notwithstanding this election, income taxes are reported for, and paid by, the Company's insurance subsidiaries, as they are not allowed by law to be treated as S corporations, as well as for the Company in Louisiana, which does not recognize S corporation status.

Effective income tax rates were 15% and 18% during the three- and nine-month periods ended September 30, 2020, respectively, compared to 22% and 19% during the same comparable periods a year ago. During the three-month period just ended, the S corporation incurred higher income, which increased the overall pre-tax income of the Company resulting in a lower effective tax rate for the quarter just ended compared to the same period in 2019. However, during the nine-month period just ended, the S corporation incurred a higher loss, which lowered the overall pre-tax income of the Company resulting in a higher effective tax rate for the nine-month period just ended compared to the same period a year ago.